                                                                    Exhibit 10.4
                                                CONFIDENTIAL TREATMENT REQUESTED


                    DEVELOPMENT AND PRODUCT SUPPLY AGREEMENT


      THIS DEVELOPMENT AND PRODUCT SUPPLY AGREEMENT ("Agreement") is made as of July 19, 2000 (the "Effective Date") by and between S3 Incorporated, a Delaware corporation having offices at 2841 Mission College Boulevard, Santa Clara, California 95054 ("S3"), and Intellon Corporation, a Florida corporation having offices at 5100 West Silver Springs Boulevard, Ocala, Florida 34482 ("Intellon").

                                    RECITALS

         A. S3 and Intellon desire to enter into a collaborative technical and commercial relationship pursuant to which Intellon will develop and manufacture powerline networking chipsets which may be used with S3's products; and

         B. In furtherance of this effort, S3 will purchase from Intellon certain Chipsets as more particularly set forth herein.

         NOW, THEREFORE, the parties agree as follows:


         1. Definitions and Interpretation. As used in this Agreement, the following terms shall have the following meanings:

         1.1 "Chipsets" means the INT5130 powerline networking chipset developed under this Agreement that includes the INT5130 MII Integrated Powerline MAC/PHY Transceiver IC, INT1000 Integrated Analog Conversion (ADC/DAC) IC, and which complies with the HomePlug V1.0 specification.

         1.2 "Development" means any development work undertaken according to the Development Plan and in accordance with this Agreement.

         1.3 "Development Plan" means a mutually agreed writing setting forth, among other things: (i) the Specifications for the Chipset, and (ii) project timelines for the Development effort. Once mutually agreed and reduced to writing, a Development Plan may be modified only by the parties' written, mutual agreement. A copy of the Development Plan is attached hereto as Exhibit A.

         1.4 "First Production Date" means the date on which any such Product is made available commercially to any third party (not including samples provided for pre-market testing).

         1.5 "HPA" means the HomePlug Powerline Alliance, a not for profit organization incorporated in California.

         1.6 "Home Plug 1.X Specification" means the specification adopted by the HPA for the purpose of offering home powerline products. Copies of the Home Plug 1.X Specifications are available from HomePlug.



                                       1

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

         1.7 "Intellectual Property" shall mean any and all confidential or proprietary technologies, procedures, processes, designs, inventions, discoveries, know-how, methods, show-how, works of authorship and other information and materials, including without limitation, documentation, and all patents and patent applications, copyrights, trade secrets, mask work rights and other proprietary rights therein or relating thereto.

         1.8 "Intellon Technology" means the Intellectual Property owned or licensed by, or conceived, developed or invented by or for Intellon, including without limitation Intellectual Property developed by Intellon pursuant to this Agreement.

         1.9 "Product" means production version of the Chipset and meeting the Specifications developed by the parties.

         1.10 "Purchase Order" or "P.O." shall mean an offer from S3 received by Intellon, whether in written or other form, or in electronic form, to purchase or schedule delivery of a specified amount of Products that complies with the requirements set forth in this Agreement.

         1.11 "S3 Technology" means any and all Intellectual Property owned or licensed by, or conceived, developed or invented, by or for S3, other than Intellon Technology, including, without limitation, those items listed on Exhibit A.

         1.12 "S3 Mark" means a trademark, tradename, service name, service mark or logo of S3.

         1.13 "S3 Products" means any product, process or Intellectual Property that carries an S3 Mark.

         1.14 "Specifications" means the mutually agreed upon manufacturing, performance and functional requirements for the Chipset as more fully specified in the Development Plan, which may be modified from time to time by the mutual consent of both parties, and which shall be modified at the completion of the Development to more specifically describe the then current Chipset that is approved by S3. The Specifications shall be defined in terms of (i) the Chipset's manufacturing and performance specifications and (ii) such other criteria or specifics as may be agreed upon in the Development Plan.

         2. Development.

         2.1 Intellon will develop the Chipset, test boards, device drivers, evaluation test software, and other mutually agreed upon items. The Chipset will comply with the HomePlug V1.0 specification.

         2.2 Intellon will develop a Chipset meeting the Specifications in accordance with the Development Plan set forth on Exhibit A attached hereto.

         2.3 Intellon shall be responsible for the development, testing and manufacture of the Chipsets, including all costs and expenses related thereto.


                                       2

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

         2.4 S3 will provide S3 Technology and assistance with the Development, at S3's sole discretion, and conditioned on the parties entering into an appropriate licensing and non-disclosure agreement.

         2.5 Intellon will provide S3 with updated system and data sheets, reference schematics and engineering samples (ES5130 chipset) at or before agreed upon development milestones,********** and in any event, promptly upon S3's request, to the extent it is available.

         2.6 Intellon will provide S3 with information relating to the development of the Specifications and/or Chipset from time to time during the Development, **********and in any event, promptly upon S3's request to the extent available.

         2.7 Each month Intellon will deliver to S3 progress reports (orally, followed up promptly with a written summary) describing actual project status with respect to the Development to be performed under this Agreement, including progress on the project plan, test results from simulations or physical devices, and significant achievements or risks. These reports will be initiated from the first month of the Development and will continue until the completion of the Development

         2.8 Intellon shall maintain records, in sufficient detail and in good scientific manner appropriate for patent purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of the Development (including all data in the form required under all applicable laws and regulations). Such records shall include books, records, reports, notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof, computer information storage means, and other graphic or written data generated in connection with the Development including any data required to be maintained pursuant to all requirements of applicable laws and regulations.

         2.9 Intellon agrees to maintain all its facilities and equipment in good working condition and in compliance with any or all regulatory requirements.

         2.10 Intellon agrees to comply with all applicable laws in its performance of this Agreement.

         3. Test/Acceptance.

         3.1 Intellon will provide S3 with a number of samples of the Chipset as reasonably needed by S3 (or its contractors) for Development purposes at the Prices set forth in Exhibit B.

         3.2 Upon receipt of the samples, S3 shall evaluate and test whether the Product conforms to the Specification pursuant to the Development Plan.

         3.3 If, as a result of any of the tests performed pursuant to Section 3.2, any part of the Product fails to conform to its Specification, Intellon shall modify the Product or provide an




                                       3

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

alternative remedy to ensure compliance so that it meets its Specifications within a reasonable amount of time not to exceed two months after receiving notice from S3 of such failure.

         4. S3 Obligations. S3 will designate S3 employees to develop an S3 product (or product family) using the Chipset.

         5. **********

         6. License Royalties.

         6.1 At S3's discretion, S3 may license Intellon's patent claims that are necessary to implement chipsets complying with the HomePlug 1.X Specifications **********. In addition, S3 may license Intellon's Technology embodied in the Chipset that is licensable at no additional cost to Intellon for a specific field of use **********. Nothing in this Agreement will limit S3 from developing, licensing or manufacturing its own chipsets.

         7. Product Purchases.

         7.1 General. During the term of this Agreement, Intellon agrees to supply and S3 agrees to purchase minimum quantities of the Product under the terms and conditions of this Agreement. Notwithstanding anything in this Agreement to the contrary, there shall be no limitations, whatsoever, on S3's use of Products purchased from Intellon. All Purchase Orders are subject to Intellon's acceptance, however, so long as such Purchase Orders are in compliance with this Agreement, Intellon agrees to accept the Purchase Order. The purchase and supply of Products between Intellon and S3 shall be governed solely and exclusively by this Agreement, which shall supersede the terms and conditions contained in any Purchase Order, acknowledgment or other document related to the purchase and supply of Products, all of which terms and conditions are hereby expressly waived. This Agreement shall not be modified, supplemented or interpreted by any trade usage or prior course of dealing not made a part of this Agreement by its express terms.

         7.2 **********. Intellon agrees to provide S3 with ********** Product quantities during the term of this Agreement **********.

         7.3 Minimum Quantity. S3 hereby will order ********** of Product under this Agreement to be delivered during the first 24 months from the First Production Date. A **********units of Product ********** will be scheduled for delivery during the **********after the First Production Date. S3's purchase obligations for the Minimum Quantity are as follows: (a) The **********of the units or Product ordered by S3 during the **********after the First Production Date will be non-cancelable; and (b) the **********of Product ordered by S3 during the ********** after the First Production Date may be canceled, subject to a cancellation fee equal ********** the purchase price, upon written notice to Intellon at least **********. Unless otherwise specified, unit orders beyond the Minimum Quantity will be cancelable without penalty, if written notice is provided to Intellon at least **********


                                       4

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

         7.4 Alternate Supplier: If Intellon misses delivery of ********** as defined in Exhibit A by at least **********, S3 can apply all HomePlug chipset purchased from Alternate Suppliers from that date until *********** after Intellon's **********of Qualified Production Chipsets, **********, against the ********** in Section 7.3.

         7.5 Forecasts. Commencing six (6) months prior to the First Production Date, and thereafter on a monthly basis on or before the 15th day of each month, S3 (or S3's third party manufacturer) will submit to Intellon a Purchase Order covering the next three (3) calendar months and a non-binding rolling forecast of its requirement for the Product to be shipped for the nine (9) months after the last period covered by the PO.

         7.6 Purchase Orders. The following requirements shall apply to all purchase orders:

              -      All Purchase Orders will be **********.

              - Intellon shall accept (subject to the PO complying with this Agreement and not exceeding the forecast) and acknowledge in writing each Purchase Order submitted by S3 within fourteen (14) business days after receipt thereof, and will deliver the ordered Products on the delivery date set forth in the Purchase Order.

              - S3 reserves the right to refuse delivery and return freight collect any quantity of Products in excess of that specified in the Purchase Order and/or any delivery made more than fifteen (15) days in advance of, or after, the delivery date designated by S3 in the applicable Purchase Order.

              - Intellon shall only be obligated to use reasonable commercial efforts under the current then current circumstances to fill Purchase Orders for Product in excess of the applicable forecast.

              - All Purchase Orders will identify the quantity of Product required, the part number, the price per unit of completed Product and the revision number for the Specifications that are to be used for the Product ordered.

When acknowledgement of receipt and acceptance of the Purchase Order is made by Intellon (either by written Notice or as otherwise stated in this Agreement), the Purchase Order shall be deemed a commitment to purchase and sell the Products pursuant to the terms of this Agreement.

       7.7 Shipment Rescheduling. Except as provided in Section 7.3 of this Agreement, S3 may reschedule shipments of Product in accordance with the following table by providing Intellon a written order ("Order") for such reschedule. The time periods specified in the following table are the number of days after receipt by Intellon of the Order for rescheduling that the Products were originally scheduled to be shipped. Intellon shall ship and invoice for Product on the delivery dates specified by S3, in accordance with the forecast, unless cancelled or rescheduled as permitted herein.





                                       5


Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

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              TIME                      RESCHEDULE
      ----------------------------------------------------------
      **********            **********
      ----------------------------------------------------------
      **********            **********
      ----------------------------------------------------------
      **********            **********
      ----------------------------------------------------------
      **********            **********
      ----------------------------------------------------------

       7.8 Manufacturing Cost Reduction. Intellon agrees to consider, and where appropriate, seek ways to reduce the cost of manufacturing Products by methods such as elimination of components, obtaining alternate sources of materials, negotiations with suppliers for favorable volume business terms and conditions and improved assembly or test methods.

        7.9 Manufacturing Location. Intellon shall notify S3 in writing at least thirty (30) days prior to any change in the manufacturing location for the Product.

        7.10 Notification of Shipment. Upon shipment, Intellon shall deliver to S3 (or a third party designated by S3) by electronic transmission through interface provided by S3 and by facsimile transmission, a "Shipping Alert" verifying shipment of the product. The Shipping Alert will contain the following information:

           -     S3 name and shipping address;

           - quantity, part number, and version number of the Product shipped;

           -     shipment method and carrier;

           -     waybill number; and

           -     Purchase Order number and, if appropriate, release number.

       7.11 Export. Intellon will be responsible for adhering to any export control regulations applicable with respect to delivery of the Products to the destinations indicated in Purchase Order(s); however, Intellon shall not be required to bear unreasonable expenses in seeking or obtaining any license or other permission required for any export of Products outside of the United States. S3 will be responsible for adhering to any export regulations applicable with respect to S3's shipment of the Products. The parties acknowledge that S3 may be shipping the Products on a world-wide basis, and Intellon shall provide assistance and information to S3 from time to time as necessary for S3 to determine whether the Products are subject to any export control regulations under U.S. or any applicable foreign law. In the event that S3 intends to


                                       6

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

export the Products that are subject to an export control restriction, Intellon will assist S3, at S3's expense, to obtain any necessary export licenses or other permission required for any export of Products outside the United States.

       7.12 Risk of Loss or Damage. Delivery of Product will be, and title and risk of loss shall pass, FOB point of shipment by IntellonUnless Intellon receives specific shipping instructions from S3 within**********, Intellon may exercise its own discretion in selecting the method of shipment. S3 will bear the risk of loss with respect to any Products rejected by S3 until delivered by S3 to the common carrier reasonably acceptable to Intellon for delivery to Intellon.

       7.13 Product Acceptance. All Products will be subject to final inspection and acceptance by S3 within **********. S3 may only reject Products if the Products shipped by Intellon do not materially conform to the Specifications at the time of receipt by S3. In any event, use of the Products by S3, or the failure by S3 to return the Products within ********** shall constitute acceptance by S3. Any Products properly rejected will be returned to Intellon in accordance with the return procedures set forth in Section 7.15.

       7.14 Invoicing. Intellon shall invoice S3 no earlier than the date that the Product has been shipped to S3. Invoices from Intellon to S3 in respect of Product shall contain the Purchase Order number; the part number for the Product (which includes the Revision Number); the invoice number; the Product quantities shipped; the Product per unit prices (per Exhibit B) and extensions; and other information as mutually agreed.

       7.15 Enclosures. Intellon shall enclose the following documents with all shipments of Product: packing slip; commercial invoice, if applicable; and export permit, if applicable.

       7.16 Return Material Authorization Process. In the event of a defective Product or Product that is deemed unacceptable, the return material authorization (RMA) process will be followed. Intellon shall issue a Return Material Authorization ("RMA") within three (3) business day after S3's request. Any additional terms of the RMA procedure shall be mutually agreed to between the parties. S3 shall return all such defective/unacceptable Products to Intellon within ********** of such Products, at Intellon's expense including all shipping and insurance costs.

       8. Product Pricing. S3 agrees to pay Intellon for the purchases of Product as set forth in Exhibit B to this Agreement, which shall be subject to modification pursuant to Section 5 of this Agreement.

       9. Payment Procedures. All payments due, if any, under this Agreement shall be made in accordance with the following procedures:

       9.1 Payment Terms. All payments made under this Agreement will be in U.S. Dollars. Any amount not paid when due shall be subject to interest at a rate that is ********** or the highest rate permitted by law.


                                       7

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

       9.2 Payment for Purchases. Within **********, S3 shall pay Intellon the amount properly invoiced for Products purchased by S3, less any credits or offsets.

       10. Ownership.

       10.1 All right, title and interest in and to the S3 Technology shall be and remain the property of S3, and, other than as set forth in this Agreement, Intellon shall not acquire any rights therein.

       10.2 All right, title and interest in and to the Intellon Technology shall be and remain the property of Intellon, and, other than as set forth in this Agreement, S3 shall not acquire any rights therein.

       11. Patent Prosecution.

       11.1 Intellon shall control the prosecution of any patent application with respect to Intellon Technology, including but not limited to the decision whether to prosecute such patent application, and such prosecution shall be at Intellon's expense. Intellon shall be the owner of all patent applications and patents with respect to Intellon Technology. In the event that Intellon decides not to prosecute any patent application with respect to Intellon Technology developed by Intellon pursuant to this Agreement, Intellon shall provide written notice to S3 of such decision within 20 days of such a decision, S3 shall have the right, but not the obligation, to prosecute such patent application on its own account and at its own expense. In such case, the patent shall be assigned to S3, provided that S3 shall grant to Intellon a royalty-free, worldwide, paid-up, nonexclusive, perpetual, irrevocable license to make, have made, use, sell, offer for sale, import, and distribute products covered by such patent applications or any patents that may issue thereon. Each party shall execute and deliver such forms of assignment, power of attorney, and other documents that are necessary to give effect to the provisions hereof.

       11.2 Without the prior written consent of the S3 (such consent not to be unreasonably withheld or delayed) Intellon shall not abandon or otherwise cause or allow to be forfeited any patent or part of any patent or registration with respect to the Intellon Technology developed by Intellon pursuant to this Agreement.

       11.3 Intellon shall ensure that all employees, consultants and third parties who perform any portion of the obligations under this Agreement (A) have entered into written agreements with Intellon whereby such employee, consultant or third party assigns to Intellon all ownership rights in any inventions or discoveries made or developed by such employee, consultant or third party in the course of such work, and (B) agree to comply with Section 14 of this Agreement.


                                       8

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

       12. Representations, Warranties, Limitation on Damages.

       12.1 Each party represents and warrants that it is a corporation duly organized, existing and in good standing under the laws of the State of its incorporation, with full right, power and authority to enter into and perform this Agreement and to grant all of the rights, powers and authorities herein and therein granted.

       12.2 Each party represents and warrants that, to the best of its knowledge, the Intellectual Property that such party licenses to the other under this Agreement and/or any products it sells to the other under this Agreement will not infringe any existing and valid patents, copyrights, trade secrets, trademarks or other intellectual property rights of any third party. The patents described in the prior sentence are limited to patents that are valid in Australia, Canada, the United States, the European Union, Japan, Norway, Korea or Malaysia.

       12.3 Intellon warrants that each Product delivered will, under normal use and conditions, substantially conform to the applicable Specifications for a period of ********** after the specific Product has been received by S3. Should any product fail to substantially conform to the applicable Specifications, Intellon will, at its sole discretion, repair or replace such Product.

       12.4 THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

       13. Indemnity.

       13.1 Intellon will defend, indemnify and hold S3 harmless against any claim, suit, demand, action, proceeding, liabilities, losses and expenses (including but not limited to any related attorneys' fees and costs) incurred by S3 arising out of, related to or based on: (i) an allegation that the Intellon Technology or Product, or any portion thereof, infringes the Intellectual Property rights of any third party, provided, however, that Intellon shall not be responsible for any Claim of infringement to the extent the Claim arises from the combination of the Product or any portion thereof with systems, materials, or other items not furnished by Intellon, or (ii) any breach of Intellon's representations or warranties made in Section 14.

       13.2 S3 shall give to Intellon immediate written notice of any Claim. Intellon shall have sole control of the defense and all negotiations of any settlement or compromises with respect to a Claim. S3 agrees to furnish Intellon, at Intellon's request, with necessary information and non-monetary assistance in the defense of any such Claim, provided that Intellon will reimburse S3's reasonable out-of-pocket costs incurred in providing such assistance.

       13.3 If the Intellon Technology or the Product or any portion thereof, is found to be infringing, then, ********** and without the loss of any feature or functionality, Intellon may modify the infringing portions so as to be non-infringing or replace the infringing components with non-infringing components, and if neither of the foregoing alternatives is available on terms




                                       9

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

that are commercially reasonable, S3 will return the infringing components on written request by Intellon, and Intellon shall pay to S3 **********. Notwithstanding anything in this Agreement, Intellon shall not be responsible for any Claim of infringement to the extent the Claim arises from the combination of the Product or any portion thereof with systems, materials, or other items not furnished by Intellon.

       13.4 S3 will defend, indemnify and hold Intellon harmless against any claim, suit, demand, action, proceeding, liabilities, losses and expenses (including but not limited to any related attorneys' fees and costs) incurred by Intellon arising out of, related to or based on any breach of S3's representations or warranties made in Section 14.

       14. Confidentiality.

       14.1 Each party shall maintain in confidence and use only for purposes of the exercising its rights or performing its obligations pursuant to this Agreement, any confidential data and information supplied by the other party (the "disclosing party") and marked as confidential ("Confidential Information"). Confidential Information shall also include the terms and conditions and existence of this Agreement. Confidential Information includes any and all technical and non-technical information owned by or licensed to the disclosing party and disclosed or supplied to the receiving party and includes without limitation trade secret and proprietary and/or confidential information, business information, algorithms, artwork, audio-visual works, computer programs (source code, object code and listings), concepts, data, designs, developments, diagrams, discoveries, documentation, ideas, inventions, know-how, methods, procedures, specifications, and techniques related to past, current, future and proposed products, services, and business activities and plans, and includes, without limitation, each party's respective information concerning research, engineering, financial information, procurement requirements, purchasing, manufacturing, business forecasts, sales and merchandising and marketing plans and information.

       14.2 The obligations of confidentiality set forth in this Section 14 shall not apply to information that:

       (a) is known to the receiving party prior to its first receipt from the disclosing party;

       (b) is independently developed by employees of the receiving party without use of or reference to the disclosing party's Confidential Information;

       (c) has become publicly available other than as a result of any default or wrongful or negligent act or failure to act of the receiving party;

       (d) is ordered disclosed in judicial or administrative government proceedings pursuant to applicable federal, state or local law, regulation, court order or other legal process, provided that prior to such disclosure the receiving party shall give notice to the




                                       10

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

disclosing party so that the disclosing party may take reasonable steps to oppose or limit such disclosure and that the receiving party does not disclose any more information than necessary to comport with such order.

       14.3 Each party agrees that it will disclose or make available the other party's Confidential Information only to those of its employees, agents, consultants and independent contractors with a reasonable "need to know" in order to accomplish the purposes and intent of this Agreement and who have agreed to receive such Confidential Information under terms at least as restrictive as those specified in this Agreement.

       14.4 Each party will protect the other party's Confidential Information by using the same degree of care as it uses to protect its own confidential information of a comparable nature, but never less than reasonable care. The receiving party will promptly notify the disclosing party of any unauthorized use or disclosure of the disclosing party's Confidential Information that becomes known to the receiving party. Notwithstanding any other provision in this Agreement to the contrary, the obligations set forth in this Section 14 will survive for five (5) years from the date of any termination or expiration of this Agreement

       14.5 Within thirty (30) days of termination of this Agreement, the receiving party shall return to the disclosing party or destroy all the disclosing party's Confidential Information provided under this Agreement, unless such Confidential Information has been licensed to the receiving party under this Agreement. All documents, memoranda, notes, and other tangible embodiments, in electronic or nonelectronic form, prepared by the receiving party based on or which include the disclosing party's Confidential Information required to be destroyed or returned under this Section 14.5 shall be destroyed to the extent necessary to remove all such Confidential Information. Upon the disclosing party's written request, a duly authorized officer of the receiving party shall certify in writing that this Section 14.5 has been complied with by the recipient.

       15. Duration and Termination.

       15.1 Term. This Agreement shall be effective and in full force for two
(2) years from the Effective Date, and shall automatically renew for subsequent one (1) year periods thereafter unless terminated earlier pursuant to this
Section 15.

       15.2 Except for obligations set forth in Section 7.3 of this Agreement, this Agreement may be terminated at any time with or without cause by S3 in its sole discretion immediately upon ninety (90) days written notice to Intellon.

       15.3 If either party materially breaches or defaults in the performance or observance of this Agreement, and such breach or default is not cured to the other party's reasonable satisfaction within thirty (30) days after the giving of written notice by such party specifying such breach or default, such party shall have the right, to terminate this Agreement, effective immediately upon notice to the breaching party.

                                       11

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the Commission pursuant to an application for confidential treatment under Rule
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                                                CONFIDENTIAL TREATMENT REQUESTED

       15.4 Upon the termination of this Agreement for any reason, each party shall retain ownership of its respective Intellectual Property.

       15.5 If Intellon terminates this Agreement for cause, then, Intellon may elect to (i) continue to supply Products to S3 under Purchase Orders that Intellon accepted prior to the effective date of termination and S3 agrees to pay Intellon the purchase price for such Products or (ii) cancel all such Purchase Orders and Intellon will have no liability for such cancellation or for any other matter except for the terms of this Agreement which survive termination.

       15.6 If S3 terminates this Agreement for cause, then S3 may elect either
(i) to have Intellon supply the Products under Purchase Orders that Intellon accepted prior to the effective date of termination and S3 agrees to pay Intellon the purchase price for such Products or (ii) to cancel such Purchase Orders in accordance with the terms of this Agreement and S3 will have no liability for such cancellation or for any other matter except for the terms of this Agreement which survive termination.

       15.7 If S3 terminates this Agreement without cause, then Intellon will supply the Products under Purchase Orders that Intellon accepted prior to the effective date of termination and S3 agrees to pay Intellon the purchase price for such Products.

       15.8 Neither Intellon nor S3 shall be liable to the other for compensation, reimbursement or damages for the loss of prospective profits, anticipated sales or goodwill as a result of the termination of this Agreement in accordance with the terms of this Section 15.

       15.9 The parties' rights and obligations under Sections 7.3, 10, 14, 15.4, 15.5, 15.6, 15.7, 16, and 17 of this Agreement shall survive expiration or termination of this Agreement for any reason and shall remain in effect.

       16. EXPORT COMPLIANCE. THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY AND ALL TREATIES, LAWS, REGULATIONS, RULES, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA (OR THE RE-EXPORT AFTER SUCH SHIPMENT) WHICH MAY BE IMPOSED FROM TIME TO TIME. EACH PARTY WILL COMPLY WITH ALL APPLICABLE LAWS AND REGULATIONS OF ALL APPLICABLE COUNTRIES REGULATING OR AFFECTING THE CREATION, USE, EXPORT, IMPORT OR LICENSING OF TECHNICAL INFORMATION AND/OR DATA RELATED TO THIS AGREEMENT. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NEITHER S3 NOR INTELLON SHALL EXPORT OR RE-EXPORT, DIRECTLY OR INDIRECTLY, ANY TECHNICAL INFORMATION AND/OR DATA, AND/OR ANY PRODUCT EMBODYING SUCH TECHNICAL INFORMATION OR DATA RELATED TO THIS AGREEMENT TO ANY COUNTRY OR DESTINATION FOR WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT, RE-EXPORT OR TRANSSHIPMENT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL. THE PARTY SHIPPING THE PRODUCTS OR INFORMATION SHALL BE RESPONSIBLE




                                       12

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

FOR COMPLIANCE WITH EXPORT TREATIES, LAWS, REGULATIONS, RULES, ORDERS OR OTHER RESTRICTIONS.

       17. General.

       17.1 This Agreement is made for the benefit of S3 and Intellon, and not for the benefit of any other parties. The parties are independent contractors under this Agreement. Neither party nor its employees, consultants, contractors or agents are agents, employees or joint venturers of the other, nor do they have any authority to bind the other by contract or otherwise to any obligation.

       17.2 NEITHER PARTY SHALL BE RESPONSIBLE FOR, AND EACH PARTY SPECIFICALLY DISCLAIMS LIABILITY FOR, ANY SPECIAL, INCIDENTAL, INDIRECT, RELIANCE, OR CONSEQUENTIAL DAMAGES OF THE OTHER PARTY WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT, THE PERFORMANCE OF SERVICES OR OBLIGATIONS HEREUNDER, OR ANY PURCHASE ORDER OR ANY BREACH OR DEFAULT HEREUNDER OR THEREUNDER, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL INTELLON BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM INTELLON'S PERFORMANCE OR FAILURE TO PERFORM HEREUNDER OR THE FURNISHING, PERFORMANCE, OR USE OF ANY PRODUCT SOLD PURSUANT HERETO.**********.

       17.3 This Agreement and any applicable Purchase Order, and all rights and obligations hereunder and thereunder, are personal to the parties hereto and shall not be assigned by either party to any third party without the prior written consent thereto by the other party except in connection with the transfer (whether by purchase, merger, reorganization or otherwise") to a purchaser of all or substantially all of the party's assets or a majority of such party's voting stock. Any attempted assignment or subcontract in violation of the provisions of this Section 17.3 will be void.

       17.4 No term or condition of this Agreement or any portion thereof shall be deemed waived unless such waiver is in a writing executed by the party against whom the waiver is sought to be enforced. Failure or delay in the exercise of any right, power or privilege hereunder shall not operate as a waiver thereof or of any subsequent failure or delay.

       17.5 The formation, validity, construction and the performance of this Agreement are governed by the laws of the United States and the State of California as applied to agreements entered into and to be performed entirely within California between California residents. The parties hereby consent and submit to the exclusive jurisdiction of the State and Federal courts located in the State of New York, in any litigation arising out of this Agreement.

       17.6 The English language is the official language of this Agreement, and in the event of inconsistency, the English language version will prevail over any translation into another language. All communications and notices under or in connection with this Agreement shall also be in the English language.




                                       13

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

       17.7 Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction. If any provision of this Agreement shall be declared so broad as to be invalid or unenforceable, such provision shall be interpreted to be only so broad as is necessary for it to be valid or enforceable.

       17.8 All notices required or permitted under this Agreement and the s will be in writing and will be deemed given when: (a) delivered personally; (b) when sent by confirmed telex or facsimile; (c) upon the date of delivery after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) on the date of delivery after deposit with a commercial deliver service, with written verification of receipt. All communications will be sent to the addresses set forth below to or to another address designated by written notice:

      To Intellon:

            Fax No.:          (352) 237-7616
            Telephone No.:    (352) 237-7416
            Address:          same as first written above
            Attention:        ___________________

      To S3:

            Fax No.:          (408) 980-5444
            Telephone No.:    (408) 588-8000
            Address:          same as first written above
            Attention:        ___________________

A party may, if it so desires, designate different address(es) for notices under this Agreement.

       17.9 The captions and headings used in this Agreement are intended for convenience only, and shall not affect the construction or interpretation of any section or provision of this Agreement. For purposes of this Agreement, the singular shall include the plural and vice-versa.

       17.10 This Agreement and each has been negotiated by the respective parties hereto and shall not be construed for or against any party.

       17.11 This Agreement, including all exhibits and attachments hereto and thereto, constitute the entire understanding and agreement of the parties related to the subject matter hereof and thereof, and supersede any and all prior or contemporaneous offers, negotiations, agreements and/or understandings, written or oral (including but not limited to the Memorandum of Understanding between the parties), as to such subject matter. No amendment, revision or modification of this Agreement or any shall be effective or binding unless made in writing and signed by the party against whom enforcement is sought.



                                       14

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED

       17.12 This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed and delivered as of the date first written above.

                                          INTELLON CORPORATION



                                          By
                                             ---------------------------------

                                          Name
                                               -------------------------------

                                          Title
                                                ------------------------------



                                          S3 INCORPORATED



                                          By
                                             ---------------------------------

                                          Name
                                               -------------------------------

                                          Title
                                                ------------------------------



                                       15


Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.

                                              CONFIDENTIAL TREATMENT REQUESTED



                                    EXHIBIT A

                                DEVELOPMENT PLAN

       For the Specification of the Chipset, see Intellon data sheets "INI5130 Integrated Powerline MAC/PHY Transceiver," Revision 3, June 2000, and "INT1000 Analog Conversion IC," Revision 2, June 2000.

       The Development timeline is as follows:

-------------------------------------------------
           Milestone                  Date
-------------------------------------------------
**********                         **********
-------------------------------------------------
**********                         **********
-------------------------------------------------
**********                         **********
-------------------------------------------------
**********                         **********
-------------------------------------------------

       The following chart details the project activities and milestones:


July 19, 2000

                          EXHIBIT A -- DEVELOPMENT PLAN

                                   **********





July 19, 2000

                                    EXHIBIT B

                            PRODUCT PURCHASE PRICING


       The parties agree to the following pricing for the Chipset. Pricing drops to the next lowest tier as the aggregate shipments grow and cross the associated volume thresholds within 12 consecutive months from the First Production Date and subsequent 12-month periods thereafter. The engineering sample chipset (ES5130 Chipset) **********.


----------------------------------------------------------
                              Baseline
                               INT5130
                            Chipset Price        S3
        Cumulative           (reference       INT5130
          Volume                only)      Chipset Price
----------------------------------------------------------
        **********           **********      **********
----------------------------------------------------------

        **********           **********      **********
----------------------------------------------------------

        **********           **********      **********
----------------------------------------------------------

        **********           **********      **********
----------------------------------------------------------

        **********           **********      **********
----------------------------------------------------------

        **********           **********      **********
----------------------------------------------------------

        **********           **********      **********
----------------------------------------------------------

        **********           **********      **********
----------------------------------------------------------


July 19, 2000